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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2004

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)

                 KANSAS                                       48-1070996
    (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                      Identification No.)

              11935 RILEY                                     66225-6128
         OVERLAND PARK, KANSAS
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (913) 338-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEMS 2.02 AND 7.01.  REGULATION FD DISCLOSURE AND RESULTS OF OPERATION AND
FINANCIAL CONDITION.

   On October 14, 2004, Blue Valley Ban Corp issued a press release announcing financial results for its fiscal third quarter ended September 30, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to the Commission pursuant to Regulation FD and Item 12 of Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


   (c) EXHIBITS

       99.1 Press Release Dated October 14, 2004.



                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  BLUE VALLEY BAN CORP


   Date:  October 15, 2004                        By: /s/  Mark A. Fortino
                                                     ---------------------------
                                                     Mark A. Fortino, Treasurer